UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2023

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)
(Commission File Number) 1-14880		(IRS Employer Identification No.) N/A

(Address of principal executive offices)

250 Howe Street, 20th Floor

Vancouver, British Columbia V6C 3R8

and

2700 Colorado Avenue

Santa Monica, California 90404

(Registrant’s telephone number, including area code) (877) 848-3866

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Voting Common Shares, no par value per share	LGF.A	New York Stock Exchange
Class B Non-Voting Common Shares, no par value per share	LGF.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 27, 2023, Lions Gate Entertainment Corp., a corporation organized and existing under the corporate laws of British Columbia (the “Company”), and the Company’s subsidiaries, Lions Gate Entertainment Inc., a Delaware corporation (“LGEI”), and Lions Gate International Motion Pictures S.à.r.l., a Luxembourg société à responsabilité limitée (“LGIMP” and, with the Company and LGEI, collectively, the “Buyers”), completed the previously announced acquisition of all of the issued and outstanding equity interests of the companies constituting the Entertainment One (“eOne”) television and film business from Hasbro, Inc., a Rhode Island corporation (“Hasbro”), pursuant to that certain Equity Purchase Agreement (the “Purchase Agreement”) dated August 3, 2023, by and between the Buyers and Hasbro, for an aggregate purchase price of $375 million in cash, subject to certain purchase price adjustments, plus the assumption of production financing loans (the “Transaction”). Michael Burns, the Vice Chair of the Company and a member of the Company’s board of directors, also serves on the board of directors of Hasbro. The terms of the Purchase Agreement were determined in arms’ length negotiations between the Company and Hasbro and were approved by each company’s board of directors. Mr. Burns did not participate in discussions related to the acquisition.

A copy of the press release issued by the Company on December 27, 2023 announcing the completion of the Transaction is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The foregoing summary description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 7, 2023, and is incorporated by reference herein.

The foregoing summary may contain forward-looking information related to the Company and the acquisition of the eOne business from Hasbro by the Company, that involves substantial risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied by such statements. When used in this communication, words such as “enables”, “intends”, “will”, “can”, “expected”, “enhances” and similar expressions and any other statements that are not historical facts are intended to identify forward-looking statements. Forward-looking statements contained herein may include, among other things, statements about the potential benefits of the proposed transaction, the Company’s plans, objectives, expectations and intentions, the financial condition and results of operations and business of the Company, eOne or Hasbro. Risks and uncertainties include, among other things, risks related to the Company’s ability to successfully integrate eOne’s operations; the Company’s ability to implement its plans, forecasts and other expectations with respect to eOne’s business after the completion of the transaction and realize expected synergies; the ability to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; disruption from the transaction making it more difficult to maintain business and operational relationships; risks related to diverting management’s attention from the Company’s ongoing business operations; potential negative effects of the consummation of the transaction on the market price of the Company’s common stock or on the Company’s operating results; unknown liabilities; the risk of litigation or regulatory actions related to the transaction; future levels of the Company’s indebtedness; and the effect of the transaction on the Company’s or eOne’s business relationships, operating results, and business generally.

Further information on these and other risks and uncertainties relating to the Company can be found in its reports and other filings the Company makes with the SEC from time to time and available at www.sec.gov. Copies of documents filed with the SEC by the Company (when they become available) may be obtained free of charge on the Company’s website at https://investors.lionsgate.com. The forward-looking statements included herein are made only as of the date hereof. The Company disclaims any obligation to update these forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements of the acquired business required by Item 9.01(a) of Form 8-K are not included in this Current Report on Form 8-K. Such financial statements will be filed by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information related to the acquired business required by Item 9.01(b) of Form 8-K is not included in this Current Report on Form 8-K. Such pro forma financial information will be filed by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Exhibit Description

2.1	Equity Purchase Agreement, dated as of August 3, 2023, by and among Lions Gate Entertainment Corp., Lions Gate Entertainment Inc., Lions Gate International Motion Pictures S.à.r.l and Hasbro, Inc. (incorporated by reference to Exhibit 2.1 filed with the Company’s Current Report on Form 8-K filed with the SEC on August 7, 2023)

99.1	Press Release dated December 27, 2023

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2023

LIONS GATE ENTERTAINMENT CORP.
(Registrant)

By:	/s/ James W. Barge
Name:	James W. Barge
Title:	Chief Financial Officer